Exhibit 99.15

HALO Technology Holdings Announces Board and Management Enhancements

HALO Appoints Two New Board Members

Chief Financial Officer Mark Finkel Assumes Additional Role as President

GREENWICH, Conn.–April 18, 2006–HALO Technology Holdings (OTCBB: HALO), a holding company for established enterprise software companies, today announced that John L. Kelly and Gordon O. Rapkin have been appointed to the company’s board of directors. Additionally, Mark Lotke has resigned due to other commitments. The board now consists of three independent board members and five total board members. In addition to the board changes, HALO also announced the promotion of Mark Finkel, currently chief financial officer, to the additional position of president.

Mr. Kelly, age 53, currently serves as managing director of JL Thornton & Co., LLC. Mr. Kelly is an advisor to senior management teams of emerging growth companies on strategic business and financial matters. Previously, he worked for Société Generale (SG) where he was a member of the management committee of SG Americas which oversaw all of SG’s activities in the region, most recently serving as head of portfolio management for SG Americas with responsibility for overseeing over $26 billion of corporate credit assets. Mr. Kelly joined SG in January 1997 as head of capital markets for SG Securities Corporation, the predecessor company to SG Cowen, and was appointed chief operating officer and a member of the office of the chief executive of SG Cowen in July 1998. Prior to SG, Mr. Kelly served as managing director and head of Asian fixed income capital markets at Bear Stearns from 1994 to 1996, and was an investment banker at First Boston Corporation from 1982 to 1991, where he provided corporate financial advisory services to companies across an array of industries. He also worked at Rockefeller Family & Associates where he managed private equity investments as president of Meriwether Capital. Mr. Kelly has a BA and MBA from Yale University.

Mr. Rapkin, age 51, currently serves as president and CEO of Protegrity Corporation, Inc., an international data security software company, where he has been responsible for the establishing a comprehensive sales and marketing strategy to address large enterprise customers. From 2001 to 2004, Mr. Rapkin served as executive vice president and chief marketing officer of Trancentive, Inc., a global provider of technology and services for administering stock options and stock purchase plans, where he was responsible for international operations, global marketing and sales, and third party relationships. From 2000 to 2001, he served as executive vice president of business-to-business markets, for Kana Software, Inc., where he was responsible for spearheading the company’s strategic entry into the business-to-business markets, by overseeing product direction and strategic partnerships. From 1996 to 1999 Gordon was president and CEO of Decision•ism, where he redirected the company into the business intelligence market, by expanding the executive management team, overseeing the launch of new products, and building the national sales force. He has also spent more than eight years at Hyperion Systems (now Hyperion Solutions, Inc.), the global leader in business performance management software, where he was instrumental in guiding Hyperion through successive years of extraordinary growth including a highly successful initial public offering. He holds a degree in biochemistry from Syracuse University, as well as an MBA and a law degree from Emory University.

Mr. Finkel joined HALO in December 2005 after serving in numerous senior management positions at public and private companies over the past 20 years. Prior to joining HALO, Mr. Finkel, 51, served as chairman and chief executive officer of RightAnswers, Inc. and ISD Corporation. Mr. Finkel has also served as a venture partner with Prism Opportunity Fund, which focuses on early stage companies. Previously, Mr. Finkel served as chief financial officer of Consilium, Inc, Logic Works, Inc., ServiceWare Technologies, Inc., BackWeb Technologies, Inc. and Neuron Data, Inc. Mr. Finkel holds a J.D. from the University of California, Davis, an M.B.A. from New York University, and a B.A. from Oberlin College.

In addition to his financial responsibilities, Mr. Finkel’s new role will include oversight of day-to-day operations of all subsidiaries. Commenting on his new position Mr. Finkel stated, “I remain extremely excited to be working with Ron and the rest of the HALO team to continue to build on our long term strategy. As we shift from a primarily M&A-driven business model to one focused more on native growth and operational excellence, I believe I can bring even more value to our customers, employees and shareholders. Our portfolio companies boast a solid base of loyal customers, which combined with our unique ‘lift and shift’ strategy presents an exciting platform for significant potential growth over the coming years.”

Ron Bienvenu, chief executive officer of HALO, stated, “John Kelly’s 30 years of financial services experience and strong operational background will be extremely valuable to HALO now that we have 11 announced or completed acquisitions in less than 18 months. At the same time, we will benefit from his deep knowledge of the financial markets and M&A, as we seek out larger acquisition candidates within the enterprise software market. Gordon Rapkin has more than 20 years of senior-level experience managing growth in dynamic organizations within the software industry. We look forward to benefiting from his extensive experience and exceptional track record in product development, sales management and marketing, as we prepare to execute our lift-and-shift strategy.” Turning to the promotion of Mr. Finkel, Mr. Bienvenu added, “Since Mark’s arrival we have greatly improved our operational controls and created a solid foundation for future growth. As president, Mark will be able to accelerate this progress and help us move forward with even greater confidence.”

About HALO Technology Holdings
HALO Technology Holdings, Inc. is a global provider of a diversified range of standards-based enterprise software applications and on-demand solutions. HALO’s strategy is to acquire and operate enterprise software companies with a commitment to sustainable growth. HALO portfolio companies focus on customer service, product quality and profitability to build long term customer relationships and ensure customer satisfaction today and into the future. Everyday, thousands of corporations and institutions from across the globe rely on our portfolio companies to deliver high quality, enterprise class software and services. For more information, please see our website at www.haloholdings.com.

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those relating to future opportunities, the outlook of customers, the reception of new products and technologies, and the success of new initiatives. In particular, statements contained in this press release that concern future operating results or other statements using words such as “anticipate,” “believe,” “could,” “estimate,” “intend,” “may,” “plan,” “project,” “should” “will,” or “set our sights on” constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.In addition, such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include: (i) demand for the Company’s products; (ii) the actions of current and potential new competitors; (iii) changes in technology; (iv) the nature and amount of the Company’s revenues and expenses; and (v) overall economic conditions and other risks detailed from time to time in the Company’s periodic earnings releases and reports filed with the Securities and Exchange Commission (the “Commission”), as well as the risks and uncertainties discussed in the Company’s Annual Report on Form 10-KSB filed with the Commission on September 28, 2005 (the “Form 10-KSB”) and the Company’s Quarterly Reports on Form 10-QSB filed with the Commission on November 14, 2005 and on February 15, 2006.

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